Earnings Conference Call

3rd Quarter 2018

November 1, 2018


ZIONS BANK
HOLLAND & HART

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "could," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) the expense and risk of capital expenditures for utility infrastructure and ability to recover such costs; (c) changes in customer growth rates, loss of significant or new customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena; (f) advancement of technologies that reduce customer demand; (g) changes in tax laws and the availability of tax credits; (h) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (i) variable hydrological conditions or over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (j) the ability to acquire fuel and power from suppliers on reasonable terms; (k) accidents, fires, explosions, and mechanical breakdowns, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (l) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (m) disruptions or outages of Idaho Power's generation or transmission systems or of any interconnected transmission system; (n) the ability to obtain debt and equity financing when necessary and on reasonable terms; (o) reductions in credit ratings and potential reduction in liquidity; (p) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (q) the magnitude of future benefit plan funding obligations; (r) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (s) employee workforce factors, including potential unionization of the companies' workforce and the impacts of an aging workforce; (t) the failure to comply with state and federal laws, regulations, and orders; (u) the inability to obtain or cost of obtaining and complying with government permits and approvals; (v) the cost and outcome of litigation, dispute resolution and regulatory proceedings; (w) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber-attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (x) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (y) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today



Darrel Anderson
IDACORP President
& Chief Executive Officer



Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer, & Treasurer

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Diluted Share

(Thousands Except for Per Share Amounts)

	Three Months Ended September 30		Nine Months Ended September 30	
	2018	2017	2018	2017
Net Income	$ 102,231	$ 90,634	$ 200,661	$ 173,567
Average shares outstanding– diluted	50,565	50,421	50,503	50,408
Earnings per diluted share	$ 2.02	$ 1.80	$ 3.97	$ 3.44

Third Quarter 2017 to 2018

IDACORP, Inc. Net Income (millions)

Net Income – For the Quarter Ended September 30, 2017		**$ 90.6**
Increase (decrease) in Idaho Power net income:		
Customer growth, net of associated power supply costs and power cost adjustment mechanisms	$ 2.9	
Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms	(2.0)	
Idaho fixed cost adjustment revenues	5.1	
Retail Revenues per mega-watt hour, net of associated power supply costs and power cost adjustment mechanisms	(10.2)	
Transmission services (wheeling) and other revenues	7.0	
Non-cash amortization of regulatory deferrals (related to tax reform)	(2.9)	
Other operations and maintenance expenses (excluding non-cash amortization of regulatory deferrals)	(5.2)	
Depreciation expense	(1.4)	
Other changes in operating revenues and expenses, net	(0.1)	
Revenue sharing with customers	(1.5)	
Decrease in Idaho Power operating income	(8.3)	
Earnings of equity-method investments	1.4	
Tax benefit from remeasurement of deferred taxes and early bond redemption	5.7	
Income tax expense (excluding tax benefit from remeasurement of deferred taxes and early bond redemption)	13.1	
Total increase in Idaho Power net income		11.9
Other IDACORP changes (net of tax)		(0.3)
Net Income – For the Quarter Ended September 30, 2018		**$ 102.2**

Operating Cash Flows
(millions)

	Nine Months Ended September 30	
IDACORP	2018	2017
Net Cash Provided by Operating Activities	$ 365.9	$ 346.0

Liquidity
(millions)

	As of September 30, 2018	
	IDACORP[(1)]	Idaho Power
Revolving Credit Facility – Expires November 2022	$ 100.0	$ 300.0
Commercial Paper Outstanding	–	–
Identified for Other Use[(2)]	–	(24.2)
Total	$ 100.0	$ 275.8

[(1)] Holding company only.

[(2)] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

2018 Earnings Per Share Guidance & Estimated Key Financial & Operating Metrics

(Millions Except for Per Share Amounts)

	2018 Estimates	
	Current[(1)]	Previous[(2)]
IDACORP Earnings Per Diluted Share Guidance	$ 4.40 – $ 4.50	$ 4.20 – $ 4.30
Idaho Power Operations & Maintenance Expense	No Change	$ 345 – $ 355
Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits	No Change	None
Idaho Power Revenue Sharing with Customers	$ 2	N/A
Idaho Power Capital Expenditures Excluding Allowance for Funds Used During Construction	No Change	$ 280 – $ 290
Idaho Power Hydroelectric Generation (MWhs)	8.5 – 9.0	8.0 – 9.0

(1) As of November 1, 2018.

(2) As of August 2, 2018, the date of filing IDACORP's and Idaho Power's Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

Strong Economic Growth


Idaho Power Customer Growth
550,000
540,000
530,000
520,000
510,000
2014
2015
2016
2017
Twelve Months Ended 9/30/2018
2.2%


Simplot
PREMIER Technology, Inc.
NEWCOLD ADVANCED COLD LOGISTICS
CS BEEF PACKERS
Idaho Power's Service Area

No. 7 Cities Where Jobs are Plentiful and Businesses are Thriving (Boise)

— CNBC, published September 2018

No. 8 America's Biggest Boomtowns (Boise)

— MagnifyMoney, published August 2018

No. 1 Highest Percentage of Inbound Moves (Idaho)

— Atlas Van Lines, published January 2018

No. 1 Fastest Growing State (Idaho)

— U.S. Census Bureau, published December 2017

Common Stock Dividend Growth

"IDACORP's Board of Directors has approved a dividend increase effective every year since 2012. Cumulatively, these changes represent an increase of 110 percent in IDACORP's quarterly dividend over that period. As customer and earnings growth has continued, we have also been able to grow our dividend payments to shareholders... IDACORP remains committed to a target dividend payout ratio of between 50 and 60 percent of sustainable IDACORP earnings... management currently expects to recommend to the Board of Directors future annual increases of 5 percent or more to remain near the upper end of the target payout range."

Darrel T. Anderson,
IDACORP President and Chief Executive Officer
September 21, 2018



$0.30
$0.33
$0.38
$0.43
$0.47
$0.51
$0.55
$0.59
$0.63(1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Q4 2015
Q4 2016
Q4 2017
Q4 2018
Quarterly Dividend Per Share
110% increase in dividend rate
$1.20
$1.32
$1.52
$1.72
$1.88
$2.04
$2.20
$2.36
$2.52(1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Q4 2015
Q4 2016
Q4 2017
Q4 2018
Annualized Dividend Per Share

[1] As announced Sept. 21, 2018. See IDACORP's most recent Annual Report on Form 10-K for a discussion of factors that may affect dividends.

Boardman to Hemingway

500kV Transmission Line Project

- Joint funding agreement January 2012 for project permitting costs
  - Idaho Power - 21%
  - BPA - 24%
  - PacifiCorp – 55%
- 300 mile, 500-kV transmission line
- In-service date – 2025 or beyond
- Capacity:
  - 1,000 MW east to west
  - 1,050 MW west to east
- Total project cost estimated between approximately $1 billion and $1.2 billion, including AFUDC
- BLM issued final record of decision in November 2017
- U.S. Forest Service issued draft record of decision – June 2018
- Oregon DOE draft proposed order expected early 2019 (application for site certificate deemed complete, October 2018)



LONGHORN
Boardman
Hermiston
Stanfield
UMATILLA
WEST OF BOMBING RANGE ROAD ALTERNATIVES 1/2
Pendleton
Ione
Lexington
Heppner
MORROW
Pilot Rock
Meacham
La Grande
UNION
Hilgard
Island City
MORGAN LAKE ALTERNATIVE
Union
Telocaset
North Powder
Haines
Keating
Baker City
BAKER
EXISTING 230-KV REBUILD
Durkee
GRANT
Canyon City
Lime
Huntington
EXISTING 138-KV REBUILD
Weiser
Brogan
Jamieson
MALHEUR
Westfall
Vale
Payette
Ontario
Harper
DOUBLE MOUNTAIN ALTERNATIVE
Adrian
Caldwell
Marsing
Nampa
HEMINGWAY
OWYHEE
Murphy
WASHINGTON
OREGON
IDAHO
WALLOWA
Enterprise
ADAMS
Council
Emmett
Map Area
OREGON

Weather Outlook

November 2018 Through January 2019

Precipitation


EC
B

33% to 40% Chance of Below Normal Precipitation
40% to 50% Chance of Below Normal Precipitation
50% to 60% Chance of Below Normal Precipitation
60% or Greater for Below Normal Precipitation
33% to 40% Chance of Above Normal Precipitation
40% Chance of Above Normal Precipitation
50% Chance of Above Normal Precipitation
60% Chance of Above Normal Precipitation

Temperature


A

33% to 40% Chance of Above Normal Temperature
40% to 50% Chance of Above Normal Temperature
50% to 60% Chance of Above Normal Temperature
60% or Greater for Above Normal Temperature
33% to 40% Chance of Below Normal Temperature
40% Chance of Below Normal Temperature
50% Chance of Below Normal Temperature
60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, October 18, 2018

Contact Information

Investors & Analysts

Justin S. Forsberg
Director of Investor Relations
(208) 388-2728
JForsberg@idacorpinc.com

Media

Jordan Rodriguez
Corporate Communications
(208) 388-2460
JRodriguez@idahopower.com